EXHIBIT 99.2

Q1 2020 FINANCIAL RESULTS April 29, 2020 1

FORWARD LOOKING STATEMENTS 2 Certain statements in this presentation that are not historical facts may constitute forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this presentation that do not describe historical or current facts are forward - looking statements, including statements regard the potential effects of COVID - 19 on the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward - looking statements made with regard to the potential effects of COVID - 19 on the Company’s business, credit quality, financial condition, liquidity and results of operation may differ, possibly materially, from what is included in this presentation due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These included, but are not limited to the length and extent of the economic contraction as a result of the COVID - 19 pandemic; continued deterioration in economic conditions on a national basis and in the local markets in which the Company operates; changes in consumer behavior due to changing business and economic conditions or legislative or regulatory initiatives; reputational risk relating to the Company’s participation in the Paycheck Protection Program and other pandemic - related legislative and regulatory initiatives and programs; and continued turbulence in capital and debt markets. Forward - looking statements involve risks and uncertainties which are difficult to predict. Forward - looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, expectations as to growth in assets, deposits and results of operations, success of acquisitions, future operations, market position, financial position, and prospects, plans and objectives of management. You should not place undue reliance on the Company’s forward - looking statements. You should exercise caution in interpreting and relying on forward - looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. Forward - looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company’s actual results could differ materially from those projected in the forward - looking statements as a result of, among other factors, changes in interest rates; competitive pressures from other financial institutions; the effects of continued weakness in general economic conditions and the impact of the COVID - 19 pandemic on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay our loans; changes in the value of securities in the Company’s investment portfolio, changes in loan default and charge - off rates, the adequacy of loan loss reserves, decreases in deposit levels necessitating increased borrowing to fund loans and investments; changes in government regulation, as well as the other risks and uncertainties detailed in the Company’s Annual Report on Form 10 - K, as updated by the Company’s Quarterly Reports on Form 10 - Q and other filings submitted to the Securities and Exchange Commission. Forward looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward - looking statement to reflect circumstances or events that occur after the date the forward - looking statements are made.

RHODE ISLAND M a r 1 First two confirmed positive cases of coronavirus in Rhode Island are identified . Both patients are connected to a St . Raphael Academy school trip to Italy in Feb . 9 Governor Gina Raimondo declares a state of emergency. 17 Bars and dine - in restaurants closed, crowds of 25+ banned. All state public libraries are closed through Mar. 22, later extended to Apr. 3. 20 The RI Nat’l Guard is activated to deliver food and staffing testing centers. 22 All entertainment businesses, barbers, hair salons, tattoo shops to close. 24 Travelers entering thru T. F. Green Airport required 14 day self - quarantine. 26 Gov . Raimondo announces people coming to RI from NY to stay must self - quarantine 14 days . RI State Police setup checkpoint on I 95 at CT border to collect contact info . Grocery stores limited to 25 % of fire capacity . 27 Gov . Raimondo extends gathering bans through Apr . and May, includes ban on dine - in service through Apr . 13 . Also entertainment, recreational and "close - contact" businesses (i . e . barber shops) are ordered closed . 28 RI first 2 deaths( 80 s/ 70 s) . Gov . Raimondo enacts "stay at home" . Announces travellers to RI for non - work require 14 day quarantine . 5 + gatherings are further restricted . All "nonessential" retail close until Apr . 13 . 30 Gov. Raimondo announces RI school buildings will be closed through the end of Apr. with classes continuing through distance learning. Apr 3 Gov. Raimondo closes State beaches and parks due to lack of social distancing and announces 3 field hospitals to add 1,000 hospital beds. 7 Gov . Raimondo extends the bans on dine - in service at restaurants and gatherings of more than 5 people until May 7 as well as the closure of public recreation, entertainment, and close contact business establishments . 8 Gov . Raimondo issues exec order for RI Dept of Health to fine those who deliberately or repeatedly violate quarantine orders after testing positive for coronavirus, coming into close contact with someone diagnosed with coronavirus, or travelling to RI for a non - work purpose with intent to stay . 20 Gov. Raimondo announces 6 key indicators which will determine when R.I. will reopen its economy. 22 Gov . Raimondo working with RI Dept of Environmental Mgmt . on a staggered plan to re - open parks and beaches as part of phase 1 . Plan will go into effect after the stay - at - home order ends on May 8 . Memorial Hospital in Pawtucket, closed in 2018 , is reopened as a testing site . 27 Gov. Raimondo announces a phased plan to re - open RI economy. 3 MASSACHUSETTS F e b 1 First confirmed case of coronavirus reported ; Univ . of Mass . student in his 20 ’s recently returned from Wuhan, China . MA became the 2 nd state to report a case of coronavirus . 29 Biogen exec sought treatment at a Boston hospital and requested a test but was told it was not necessary . 175 execs of Biogen Inc . held a 2 - day leadership conference Feb 26 – 28 at Boston Marriott Long Wharf hotel . M a r 9 School closures began. MIT, large classes online rest of semester. By Mar 13, many colleges and state school districts announced closures. 10 Governor Charlie Baker declared a state of emergency. At Mar. 12, over 100 people were infected. Most cases traceable to Biogen conf. held in late Feb. 15 Gov . Baker ordered all schools in MA closed for 3 weeks ; also banned eating at restaurants, banned gatherings over 25 people, relaxed unemployment claim requirements, and enacted other interventions through Apr . 17 . 19 Gov. Baker activated 2,000 MA National Guard to assist with the pandemic. 20 MA first death due to COVID - 19. 23 Gov . Baker announced stay - at - home advisory until Apr . 7 . Nonessential businesses ordered to close . People can go out to obtain essential goods and services such as groceries and medicines with social distancing . 25 Gov. Baker declared schools closed until May 4. Commissioner of Public Health issued emergency regulations for grocery stores and pharmacies Apr 1 Announced plans to convert Boston Convention and Exhibition Center into a field hospital to assist in treating patients suffering from COVID - 19. 9 MIT published preliminary study of Boston sewage samples taken Mar . 25 , to determine how many may be infected . Virus concentrations in the samples suggested in an area containing 2 . 3 million people, approx . 115 , 000 were infected . On Mar . 25 , the same area had 646 cases . 21 Gov . Baker announced schools would not return to in - person learning for the remainder of the academic year . Also extended order to close non - emergency childcare services through Jun . 29 . 25 Gov . Baker said the reopening process will begin when hospitalizations start to decline consistently and when there is some evidence we are over the hump with respect to the surge .

Employee Safety 4 Business Continuity Customer Support Employee safety a priority, encouraging and mandating employees work remotely. New employee programs providing the flexibility to successfully manage family care priorities while continuing to support ongoing company efforts. All customer facing employees and those not working from home have been provided with masks to minimize health risks to both employees and customers. Corporate and retail locations routinely sanitized to provide for the continued health and safety for employees and our customers. Company began preparations to comply with a “stay at home” order in early March and commenced “stay at home” operations on Monday, March 23, 2020. At present, approximately 81% of the company’s non - retail employees are working via Virtual Private Network (VPN) and ZOOM technologies. Employees are hosting 100+ ZOOM meetings per day. Bank retail locations are generally open and operating by appointment only or by utilizing branch drive through technology . The Company moved quickly to provide customers access to the Payment Protection Program (PPP), submitting the first application for approval on April 3rd and closing and funding the first loan on April 13th. As of April 24, 2020, the Company originated 2,183 PPP loans totaling $518 million. The Company’s commercial and residential lending teams are proactively contacting customers to discuss the current economic environment and address their short - term cash flow requirements. PANDEMIC PREPAREDNESS AND RESPONSE

5 5 All of our employees have risen to this challenge and recognize that it is important for us, as a community leader, to be strong and present for our customers and our communities. “ “

SUMMARY INCOME STATEMENT ▪ Loss of $ 17 . 3 million or $ 0 . 22 per share . ▪ Total Revenue down slightly from Q 4 and up $ 1 . 4 million from prior year . Net interest income declined as growth in interest earning assets only partially offset the sharp decline in market interest rates which compressed the net interest margin 12 basis points in the quarter. Net Income $ ( 17 . 3) $ 22 . 2 $ ( 39 . 5) - 178% $ 22 . 5 $ ( 39 . 8) - 177% ▪ Seasonally higher compensation, EPS $ ( 0 . 22 ) $ 0 . 2 8 $ ( 0 . 50 ) - 179% $ 0 . 2 8 $ ( 0 . 50) - 179% occupancy and FDIC costs as well Avg Dil. Shares (000s) 79 , 666 79 , 845 (179) 0% 79 , 84 4 (178) 0% as higher professional fees contributed to an increase in Noninterest expense. ▪ The increase in the Provision for Credit Losses is due to the forecast for a rapid and deep decline in economic activity and related implementation of a new accounting standard for estimating expected life of loan credit losses (CECL). Return on Assets - 0.87% 1.13% - 2 . 00% 1 . 21% - 2 . 08% Return on Tangible Equity - 8.84% 11.42% - 20 . 26% 12 . 48% - 21 . 32% Net Interest Margin 3.31% 3.43% - 0 . 12% 3 . 64% - 0 . 33% Efficiency Ratio 57.36% 54.15% 3 . 21% 55 . 83% 1 . 53% Pretax Income ( 23 . 8) 29 . 3 ( 53 . 1) - 181% 29.4 ( 53 . 2) - 181% Provision for Taxes ( 6 . 5) 7 . 1 ( 13 . 6) - 192% 6.9 ( 13 . 4) - 194% $m, except per share amts 1 Q 20 4 Q 19 Δ %Δ 1 Q 19 Δ %Δ Net interest income $ 61 . 7 $ 63 . 9 $ ( 2 . 2) - 3% $ 63 . 0 $ ( 1 . 3) - 2% Noninterest income 8 . 0 7 . 7 0 . 3 4% 6 . 5 1 . 5 23% Security gains (losses) 1 . 3 0 . 1 1 . 2 1200% 0 . 1 1 . 2 1200% Total Revenue Total Noninterest expense 71.0 40.7 71.7 38.8 (0.7) 1.9 - 1% 5% 69.6 38.9 1.4 1.8 2% 5% ▪ Pretax, Preprov. Net Rev. 30 . 3 32 . 9 ( 2 . 6) - 8% 30 . 7 ( 0 . 4) - 1% Provision for Credit Losses 54 . 1 3 . 6 50 . 5 1403% 1 . 3 52 . 8 4062% Linked Quarter (LQ) Year over Year (YoY) 6

MARGIN – YIELDS AND COSTS 1Q20 Prior Quarter QoQ Δ $ millions Avg Bal Interest Y i e l d Avg Bal Interest Y i e l d Avg Bal Interest Y i e l d Loans $ 6,762 $ 79.6 4 . 71% $ 6,691 $ 83.4 4 . 99% $ 71 $ (3.8) - 0 . 28% Investments and cash 749 4 . 0 2 . 15% 721 4 . 2 2 . 33% 28 $ (0.2) - 0 . 18% Interest Earnings Assets $ 7,511 $ 83.6 4 . 46% $ 7,412 $ 87.6 4 . 73% $ 99 $ (4.0) - 0 . 27% Interest bearing deposits $ 4,706 $ 16.2 1 . 39% $ 4,661 $ 17.7 1 . 50% $ 45 $ (1.5) - 0 . 11% Borrowings 947 5 . 6 2 . 33% 902 5 . 9 2 . 55% 45 $ (0.3) - 0 . 22% Interest Bearing Liabilities $ 5,653 $ 21.8 1 . 55% $ 5,563 $ 23.6 1 . 68% $ 90 $ (1.8) - 0 . 13% Net interest spread 2 . 91% 3 . 05% - 0 . 14% Net interest income, TEB / Margin $ 61.8 3.31% $ 64.0 3.43% $ (2.2) - 0 . 12% LESS: Tax Equivilent Basis (TEB) Adj. 0 . 1 0 . 1 - Net Interest Income $ 61.7 $ 63.9 $ (2.2) 1.75% 4 . 75% 1.76% 1.55% 1.60% 1.57% 1.69% 1.92% 0 . 25% 3.25% 0.99% 0 . 06% 0 . 18% 0 . 25% 0 . 38% 0.67% Fed Funds (upper) P r i me 1M LIBOR S O F R Am e r i b o r 2Y Treasury 5Y Treasury 10Y Treasury 12/31/2019 3/31/2020 7

SUMMARY BALANCE SHEET 8 ▪ Solid Loan growth in the quarter of $85 million representing annualized LQ growth of 5% and 7% YoY. ▪ Sharp increase in the Allowance for Loan Losses due to the forecasted economic environment and implementation of a new accounting standard for estimating credit losses. Also impacted the Reserve For Unfunded Loans. Strong growth in Securities and Cash to bolster on - balance sheet liquidity to facilitate near - term customer cash flow needs. Deposit growth of $60 million or 4% LQ and 5% YoY. ▪ Equity declined $33 million in the quarter due to Day 1 CECL impact, Q1 loss and $10m stock repurchase. $m, except per share amts 1Q20 4Q19 Δ %Δ annual. 1Q19 Δ %Δ Gross Loans $ 6 , 823 $ 6 , 738 $ 85 5% $ 6,388 $ 435 7% Allowance for loan losses (113) (61) (52) 340% (58) (55) 95% Net Loans 6,710 6,677 33 2% 6,330 380 6% Securities 764 589 175 119% 607 157 26% Cash & equivalents 341 78 263 1353% 112 229 204% Intangibles 165 165 0 0% 166 (1) - 1% Other assets 482 348 134 154% 303 179 59% Total Assets $ 8 , 462 $ 7 , 857 $ 605 31% $ 7 , 519 $ 943 13% Deposits $ 5 , 890 $ 5 , 830 $ 60 4% $ 5 , 621 $ 269 5% ▪ Borrowings 1 , 292 903 389 172% 866 426 49% Reserve for unfunded loans 17 1 16 6400% 1 16 1600% Other Liabilities 350 177 173 389% 131 219 167% Total Liabilities 7 , 549 6 , 911 638 37% 6 , 619 930 14% ▪ Stockholders Equity 913 946 (33) - 14% 901 12 1% Total Liabilities & Equity $ 8,462 $ 7 , 857 $ 605 31% $ 7,519 $ 943 13% TBV per share $ 9.49 $ 9 . 80 $ ( 0 . 31) - 13% $ 9.22 $ 0 . 27 3% Actual shares outstanding (000) 78 , 847 79 , 688 (841) - 4% 79,662 (815) - 1% Tang. Equity / Tang. Assets 9 . 02% 10 . 15% - 1 . 13% 9.99% - 0 . 97% Loans / Deposits 115 . 83% 115 . 57% 0 . 26% 113.65% 2 . 18% ALLL / Gross Loans 1 . 66% 0 . 91% 0 . 75% 0.91% 0 . 75% Linked Quarter (LQ) Year over Year (YoY)

LOAN AND DEPOSIT COMPOSITION 55% 11% 16% 18% L oans C R E C & I E q u i p m e n t Co ns u m e r 20% 6% 34% D e p o s its 11% 29% D D A N O W Sa v i n g s MMk t C Ds $ millions Δ %Δ an. %Δ 1 , 175 362 653 1 , 676 2 , 024 1 , 142 371 613 1 , 682 2 , 022 3 3 12% (9) - 10% 4 0 26% (6) - 1% 2 0% 1 , 011 370 626 1 , 707 1 , 907 164 (8) 27 (31) 117 16% - 2% 4% - 2% 6% Noninterest bearing NOW Savings Money market CDs Total Deposits $ 5,890 $ 5 , 83 0 $ 60 4% $ 5,621 $ 269 5% Linked Quarter (LQ) 1Q2 0 4Q19 Year over Year (YoY) 1Q19 Δ D E P O S I TS CRE 3 , 762 3 , 669 93 10% 3 , 410 352 10% S Commercial 772 787 (15) - 8% 791 (19) - 2% OA N Equipment Finance 1 , 055 1 , 052 3 1% 996 59 6% L Consumer 1 , 234 1 , 230 4 1% 1 , 191 43 4% Total Loans $ 6,823 $ 6,738 $ 85 5% $ 6,388 $ 435 7% ▪ Total loans grew $85 million in the quarter, or 5% annualized, led by CRE which grew 10% annualized offset by C&I which contracted 8% on an annualized basis. 9 ▪ Total deposits increased $60 million with strong Q1 growth of $33 million in DDA, 12% annualized and 16% growth year over year.

NEW ACCOUNTING STANDARD (CECL) – RESERVE FOR CREDIT LOSSES ▪ CECL Adoption $15.6 million. ▪ Allowance for loan losses rose $6.6 million. ▪ Reserve for Unfunded Commitments rose nearly $9 million. ▪ After tax impact of $11.7 million charged against Equity Jan. 1, 2020. ▪ Loans up $85 million. ▪ Consistent Asset Quality. ▪ Pandemic Forecasts require $51.9 million in additional reserves under CECL. ▪ Allowance for loan losses rose $45.5 million. ▪ Reserve for Unfunded Commitments rose $6.4 million. Day 1 CECL Impact 1Q 2020 Loans U n f u n d e d Classified Loans $6,738 $1, 364 0.60% $6,823 $1, 277 0.64% Method: Incurred/Probable Loss Basis: >10Y Forecast: No look forward C E CL M I S * 12/14/19 C E CL M I S * 4/4/2 0 * Moody's Impairment Studio (MIS); Moody's Economic Forecasts: Weighted 40% Base; 30% S1; 40% S3 U n f u n d e d Funded $62.9 (0.78%) $78.5 (0.97%) $130.4 (1.61%) Reserves $m (Coverage %) $1.9 (0.14%) $10.8 (0.79%) $17.2 (1.35%) $61.1 (0.91%) $67.7 (1.00%) $113.2 (1.66%) up $15.6m up $51.9m Day 1 12/31/19 1 / 1 / 20 3/31/20 10

RESERVE COVERAGE Reserve Coverage 4Q19 1/1/2020 - DAY 1 1Q20 Loans Outst. w/Unfunded Loans Outst. w/Unfunded Loans Outst. w/Unfunded Consumer 0.49% 0.43% 0 . 29% 0.32% 0 . 34% 0.39% Total 0.91% 0.78% 1 . 00% 0.97% 1 . 66% 1.61% CRE 0.83% 0.75% 1 . 13% 1.14% 2.16% 2.25% Construct. 1.48% to 5.13% $14.7 m C&I 1.35% 1.11% 1 . 24% 1.19% 1.51% 1.42% Major Δ' s 1/1 to 3/31 CRE - NOO Mu l t iF a m 1.08% to 2.01% 1.24% to 2.22% $19.9 m $10.1 m Coverage Coverage Reserves Major Δ' s 1/1 to 3/31 R e s e rv es Equip Fin. 1.29% to 1.47% $1.9 m C&I 0.91% to 1.22% $2.8 m CRE - OO 1.07% to 1.27% $1.0 m SELECT ECONOMIC VARIABLES FRO Dec. 14'19 - Baseline M THE MOO Apr. 4'20 - Ba DY’S BASELINE FORECAST seline Difference 2020 2021 2020 2021 2020 2021 GDP 19,394.2 19,776.0 18,658.3 19,158.2 ( 735 . 9) ( 617 . 8 ) Unemployment Rate 3 . 6 4 . 3 6 . 3 6 . 6 2 . 7 2 . 3 Fed Fund Rate 1 . 5 1 . 6 0 . 4 0 . 1 ( 1 . 1) ( 1 . 5) 10 Treasury 2.37 3 . 09 0 . 78 1 . 39 ( 1 . 59) ( 1 . 70) CRE Price Index 309.7 312 . 6 265 . 5 284 . 7 ( 44 . 2) ( 27 . 9) CRE Price Index - % C hange - 14 . 3% - 8 . 9% 11

P e r m Co n s t r T o ta l % T o ta l % T o ta l % T o ta l % Residential Home Equity Other Consumer Purchase Mtge $ 79 6 65% 38 9 32% 3 5 3% 1 4 1% T o ta l $ 1,234 100% - A part m e n t Office Retail Industrial Mixed Use 1 - 4 Family Hotel Land Ot h er 206 $ 86 5 $ 7 4 $ 93 9 29% 62 8 2 9 65 7 20% 53 8 1 8 55 6 17% 31 2 1 4 32 6 10% 27 9 2 7 30 6 9% 1 2 3 9 5 1 2% 12 6 1 5 14 1 4% 2 5 2 5 1% 3 1 23 7 7% T o ta l $ 2,966 $ 272 $ 3,238 100% Food & Lodging Manufacturing Finance & Ins. Wholesale Trade Professional Services RE Agents / Brokers Health Care, Social Construction Retail Arts, Entertain, Rec Condo Trans. / Warehousing Other Services $ 18 0 15% 14 9 12% 13 1 11% 11 6 9% 11 2 9% 10 5 8% 7 5 6% 7 5 6% 6 9 6% 5 4 4% 5 3 4% 3 8 3% 8 0 6% Fitness - Macrolease 16 3 15% T o ta l $ 1,237 100% T o ta l $ 1,114 100% Total Loans Outstanding $ 6,823 Consumer 18% Investment CRE 47% Commercial 18% Equipment Finance 16% Eastern Funding Core Laundry $ 42 5 38% Grocery 4 7 4% Dry Cleaning 1 7 2% Restaurant 1 5 1% Car Wash 1 2 1% EF CRE 6 4 6% Other EF 1 3 1% Specialty Vehicle Tow Truck 19 5 18% Heavy Tow 6 5 6% FedEx 3 5 3% Trailer 1 8 2% Other Vehicle 4 5 4% $3,238 $1,237 $1,114 $1,234 Loans outstanding ($millions) Owner Occupied CRE included in Commercial. CRE related to Equip. Fin. included in Equip. Fin. MAJOR LOAN SEGMENTS WITH INDUSTRY BREAKDOWN 1Q20 12

CUSTOMER AND COMMUNITY SUPPORT – MODIFIED PAYMENTS ▪ Dunkin Donuts 78% of restaurant exposure ▪ Fitness closed ▪ Tow – no crashes ▪ Laundry – commercial down, essential but slow ▪ Apartments – Rent Rec. April ▪ Workforce: 75 - 85% ▪ A&B units: 80 - 95% ▪ Students: OK for now ▪ Hotel – 58% seasonal ▪ Retail – virtually all CRE P o r t fo li o Loans with Deferred Payments (Outstanding loans) $ millions 1Q2 0 As of: 4/17/2020 # Loans Int. Only P&I Total % of Port. 13 CRE $ 3 , 238 70 $ 172 $ 33 $ 205 6% Commercial 1 , 237 170 71 129 200 16% Equipment Finance 1,114 4 , 286 - 581 58 1 52% Consumer 1,234 55 - 19 1 9 2% Total Gross Loans $ 6,823 4 , 581 $ 243 $ 762 $ 1,005 15% Portfolio with Deferred Pmts Key Segments: 1Q20 B a l an c e % of Port. A p ar t m e n t $ 865 $ 34 4% L a u n d r y 593 247 42% R e t a i l ( C RE ) 538 117 22% T o w 358 149 42% Fi t n e s s 163 124 76% D u n k i n D o n u t s 165 81 49% H e a l t h c ar e 161 17 11% H o t el 126 59 47% E n t e r t a i n m e n t 54 7 13% T ra v el R e l a t ed 6 - 0%

PAYROLL PROTECTION PROGRAM (PPP) – CUSTOMER OUTREACH AND EXECUTION As of: 4/24/2020 $ thousands Brookline Bank Bank Rhode Island Brookline Bancorp SBA Approved $192,958 $324,715 $517,673 SBA Approved, # 632 1,551 2,183 Avg Size Loan $305.3 $209.4 $237.1 Fees $5,764 $11,039 $16,803 Fees (%) 2.99% 3.40% 3.25% 14

CAPITAL STRENGTH 15 p r e limi na r y estimate* Regulatory BASEL III Requirements Brookline Board Policy Limits Regulatory "Well Capitalized" Buffer $ millions Mar - 20 Minimum "Well C ap i t a li ze d " Policy M i n i m u m s Op e r a t i n g Targets "Well Cap" Buffer E x c e ss C ap i t al Tier 1 Common / RWA 10.5% ≥ 4.5% ≥ 6.5% ≥ 7.5% ≥ 8.0% 4.0% $ 278 . 1 Tier 1 / RWA 10.6% ≥ 6.0% ≥ 8.0% ≥ 9.0% ≥ 9.5% 2.6% $ 182 . 6 Total Risk Based Capital 12.9% ≥ 8.0% ≥ 10.0% ≥ 11.0% ≥ 11.5% 2.9% $ 204 . 0 Leverage Ratio 9.5% ≥ 5.0% ≥ 5.0% ≥ 5.5% ≥ 6.0% 4.5% $ 353 . 0 * Regulatory capital ratios are preliminary estimates and may differ from numbers calculated in final Regulatory filings. ▪ As of March 31, 2020 the Company had excess capital well above Regulatory “Well Capitalized” requirements. ▪ The Company expanded its previously announced $10 million stock repurchase program to $20 million. The Company repurchased 848,319 shares of stock for $10.4 million during Q1. On March 24th the Company suspended any further purchases.

REGULAR DIVIDENDS PER SHARE Board of Directors announced a dividend of $0.115 per share payable May 29, 2020 to stockholders of record on May 15, 2020. $0 . 0 4 6 16 $0 . 0 9 6 $0 . 1 1 0 $0 . 2 1 0 $0 . 3 1 6 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 4 0 $0 . 3 5 5 $0 . 3 6 0 $0 . 3 6 0 $0 . 3 9 5 $0 . 4 4 0 $0 . 1 1 5 $0 . 1 1 5 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1'20 Q2'20

75 17

APPENDIX 18 18

NON PERFORMING ASSETS ▪ Increase in Non Performing Assets of $19.6 million driven by reclassification of $9.7 million in acquired impaired loans under new accounting rules and one C&I loan going on non accrual status. ▪ An $8.5 million taxi medallion relationship was placed on non accrual in 1Q20. ▪ Of the $23.6 million in non accrual C&I loans, 40% are taxi medallions and 44% are equipment finance. Δ %Δ ann. 1 Q 19 Δ %Δ Total Non Accrual Loans 39 . 1 19 . 5 19 . 6 402% 22 . 8 16 . 3 71% - - - - 2 . 0 2 . 6 ( 0 . 6) - 92% 3 . 0 0 . 9 ( 3 . 0) 1.1 - 100% 122% Other real estate owned Other repossessed assets Total NPAs $ 41 . 1 $ 22 . 1 $ 19 . 0 344% $ 26 . 7 $ 14 . 4 54% NCOs / Loans (annualized) 0 . 13% 0 . 10% 0 . 03% 0 . 13% 0 . 00% Linked Quarter (LQ) 1 Q 2 0 4 Q 19 Year over Year (YoY) NON PERFORMING ASSETS (NPAs), in millions CRE non accrual $ 11 . 0 $ 2 . 9 $ 8 . 1 1117% $ 3 . 4 $ 7 . 6 224% C&I non accrual 23 . 6 14 . 9 8 . 7 234% 16 . 2 7 . 4 46% Consumer non accrual 4 . 5 1 . 7 2 . 8 659% 3 . 2 1 . 3 41% Non Accrual Lns / Loans 0 . 57% 0 . 29% 0 . 28% 0 . 36% 0.21% NPAs / Loans 0 . 49% 0 . 28% 0 . 21% 0 . 36% 0.13% NET CHARGE OFFS (NCOs), in millions C&I loans 2 . 3 1 . 6 0 . 7 175% 2 . 1 0 . 2 10% Consumer loans ( 0 . 1) - ( 0 . 1) - - ( 0 . 1) - Total Gross Loans $ 2 . 2 $ 1 . 6 $ 0 . 6 150% $ 2 . 1 $ 0.1 5% 19

30% 16% 39% 4 7% 39% 34% 57% 32% 36% 5 1% 69% 57% 39% 49% 48% 3 1% 60% 57% 18% 15% 4% 14% 10% 19% 10% 8% 7% 0% 1 0% 2 0% 3 0% 4 0% 5 0% 6 0% 7 0% 8 0% 9 0% 1 0 0% M u l t i f a m i l y H o t e l Industrial Other CRE R e s t au r a n t R e t a i l Exposures by LTV Medical 50% and lower Mixed Use 50 - 70 70 - 80 Office 80+ CRE – LOAN TO VALUE (LTV) Non Owner Occupied CRE and Multifamily Exposures at March 31, 2020. 34% 52% 0 . 3% 14% 20

42% 36% 3 1% 27% 39% 44% 60% 63% 62% 13% 2 1% 14% 0% 12% 9% 4% 3% 8% 1 1% 5% 1% 8% 1 1% 14% 7% 15% 8% 2% 14% 34% 7% 1 7% 4% 16% 19% 33% 36% 38% 34% 18% 18% 1 1% 0% 1 0% 2 0% 3 0% 4 0% 5 0% 6 0% 7 0% 8 0% 9 0% 1 0 0% Mu l t i f a m i l y H o t e l Mixed Use Restaurant R e t a i l Exposures by Year of Origination I ndu s tr i a l M e d i c a l 2015 and Before Office Other CRE 2016 2017 2018 2019+ 20% 7% 7% 13% 16% 11% 11% 45% 21 CRE - VINTAGE Non Owner Occupied CRE and Multifamily Exposures at March 31, 2020.

700+ 68% 650 - 699 21% 649 7% 600 - 599 - 4% 50% or less 24% 50% - 69% 38% 22 70% - 80% 35% 80% + 3% 700+ 75% 650 - 699 13% 600 - 649 6% 599 - 6% 50% or less 38% 50% - 69% 28% 70% - 80% 28% 80% + 6% Resid. 1 - 4 LTV Resid. 1 - 4 FICO Home Equity FICO Home Equity LTV Consumer Loans – LTV / FICO 1Q20

RM BS 42% 23 A g e n c y 31% C MO 8% U S T 8% M u n i 6% Co r p 3% Oth e r 2% ▪ Highly liquid, risk adverse securities portfolio. ▪ The Investment portfolio grew $175 million in the quarter with most purchases in early to mid - March before the FRB became active. ▪ The Company sold certain securities to improve operational efficiencies and trade into even more liquid collateral. ▪ The Company also reassigned the Held to Maturity portfolio of approximately $86 million of RMBS, Agency and Municipal securities to Available for Sale. $ in millions Current Par Book Value Fair Value Unreal. G/L Book Yield D ura t i o n Agency RMBS $ 312 $ 315 $ 324 $ 9 . 4 2 . 13% 0 . 8 Agency Debentures 227 227 233 6 . 0 2 . 06% 2 . 2 Agency CMO 61 61 62 1 . 1 1 . 75% 1 . 9 UST 54 56 60 3 . 9 1 . 79% 4 . 4 Muni 44 45 46 0 . 6 1 . 97% 1 . 9 Corp Bonds 25 25 26 0 . 6 2 . 48% 2 . 4 Other 14 14 14 0 . 1 1 . 93% 1 . 0 Total $ 736 $ 742 $ 764 $ 21 . 6 2 . 05% 1 . 7 SECURITIES PORTFOLIO 1Q20